                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 26, 2003

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)

            Delaware            333-101760             13-3416059
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         (State or other       (Commission           (IRS Employer
         jurisdiction of       File Number)       Identification No.)
         incorporation)

              4 World Financial Center, 10/F
                       New York, NY                      10080
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         (Address of principal executive offices)      Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000

                                 Not Applicable
         (Former name and former address, if changed since last report)

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ITEM 2.           Acquisition or Disposition of Assets: General.

         On March 26, 2003, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Series MLCC 2003-B Mortgage Pass-Through Certificates, such series representing interests in a pool of adjustable rate conventional one- to two-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated March 21, 2003, as supplemented by the prospectus supplement dated March 21, 2003 (together, the "Prospectus").

         The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-R Certificate. The Class X Certificates consist of the Class X-A-1 Certificates, the Class X-A-2 Certificates and Class X-B Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates.

         The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class X Certificates evidence in the aggregate the Class X Percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

   Item 601(a)
of Regulation S-K
   Exhibit No.                                 Description
   -----------                                 -----------
       4.1                 Trust Agreement between Merrill Lynch Mortgage
                           Investors, Inc. and Wells Fargo Bank Minnesota,
                           National Association, as trustee, dated as of March
                           1, 2003, for Merrill Lynch Mortgage Investors Trust
                           Series MLCC 2003-B Mortgage Pass-Through
                           Certificates.

      99.1 Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2003, between Merrill Lynch Credit
                           Corporation, as Seller and Merrill Lynch Mortgage
                           Investors, Inc., as Purchaser.

      99.2                 Reconstituted Servicing Agreement, dated as of March
                           1, 2003, among Cendant Mortgage Corporation and
                           Merrill Lynch Credit Corporation.

      99.3                 Portfolio Servicing Agreement, dated as of January
                           28, 2000, among Cendant Mortgage Corporation and
                           Merrill Lynch Credit Corporation

      99.4                 Amendment Agreement No. 1, dated as of January 2,
                           2001, among Cendant Mortgage Corporation and Merrill
                           Lynch Credit Corporation

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERRILL LYNCH MORTGAGE INVESTORS,
                                               INC.

Date: April 10, 2003

                                               By: /s/ Matthew Whalen
                                                   ------------------
                                               Name:  Matthew Whalen
                                               Title: President

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                                INDEX TO EXHIBITS

Exhibit No.                                              Description
-----------                                              -----------
    4.1                    Trust Agreement between Merrill Lynch Mortgage Investors, Inc. and Wells
                           Fargo Bank Minnesota, National Association, as trustee, dated as of March 1,
                           2003, for Merrill Lynch Mortgage Investors Trust Series MLCC 2003-B Mortgage
                           Pass-Through Certificates.

   99.1                    Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2003, between
                           Merrill Lynch Credit Corporation, as Seller and Merrill Lynch Mortgage
                           Investors, Inc., as Purchaser.

   99.2                    Reconstituted Servicing Agreement, dated as of March 1, 2003, among Cendant
                           Mortgage Corporation and Merrill Lynch Credit Corporation.

   99.3                    Portfolio Servicing Agreement, dated as of January 28, 2000, among Cendant
                           Mortgage Corporation and Merrill Lynch Credit Corporation

   99.4                    Amendment Agreement No. 1, dated as of January 2, 2001, among Cendant
                           Mortgage Corporation and Merrill Lynch Credit Corporation